                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )


  Filed by the registrant _X_
  Filed by a party other than the registrant __
  Check the appropriate box:
  __ Preliminary proxy statement
  _X_  Definitive proxy statement
  __  Definitive additional materials
  __  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        CONNECTICUT WATER SERVICE, INC.
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                (Name of Registrant as Specified in Its Charter)

                        CONNECTICUT WATER SERVICE, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   _X_ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14A-6(j)(2).
   __ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
   __  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        Connecticut Water Service, Inc. Common Stock & Cumulative Preferred Stock Series - A
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   (2)  Aggregate number of securities to which transactions applies:

        2,795,824 Common Stock and 29,499 Series - A
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   (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: [1]

        N/A
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   (4)  Proposed maximum aggregate value of transaction:

        N/A
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   __
   __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:

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   (2)  Form, schedule or registration statement no.:

        Proxy - CTWS
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   (3)  Filing party:

        Bowne, Inc.
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   (4)  Date filed:

        3/15/94
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 ---------------
    1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [Logo]

                                                                  March 15, 1994

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders of Connecticut Water Service, Inc., scheduled to be held on April 22, 1994 at the Company's offices, 93 West Main Street, Clinton, Connecticut, commencing at 2:00 P.M. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

     At the Meeting, you will be asked to elect five directors, to appoint independent auditors for the fiscal year ending December 31, 1994, and to transact such other business as may properly be brought before the Meeting.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders. Important information is contained in the accompanying proxy statement which you are urged to read carefully.

     It is important that your shares are represented and voted at the Meeting, regardless of the number you own and whether or not you plan to attend. Accordingly, you are requested to sign, date, and return the enclosed proxy at your earliest convenience.

     Your interest and participation in the affairs of the Company are sincerely appreciated.

                                       Sincerely,

                                       Marshall T. Chiaraluce
                                       President and Chief Executive Officer

                        CONNECTICUT WATER SERVICE, INC.

                                GENERAL OFFICES

                           CLINTON, CONNECTICUT 06413

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Connecticut Water Service, Inc. (the "Company") will be held on April 22, 1994 at 2:00 P.M. at the Company's General Offices, 93 West Main Street, Clinton for the following purposes:

          1. To elect five directors for three-year terms;

          2. To appoint Arthur Andersen & Company, independent public accountants, as independent auditors for the Company for the fiscal year ending December 31, 1994; and

          3. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1994 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     All stockholders who find it convenient to do so are urged to attend the meeting in person.

                                By Order of the Board of Directors,

                                              Vincent F. Susco, Jr.
                                                     Secretary

March 15, 1994

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                        CONNECTICUT WATER SERVICE, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1994

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the Company's General Offices, 93 West Main Street, Clinton, Connecticut 06413, on April 22, 1994 at 2:00 P.M. and at any adjournment of the meeting.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1994, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 2,795,824 shares of Common Stock, 15,000 shares of Cumulative Preferred Stock -- Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock-Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value, have no general voting rights.

     The cost of solicitation of proxies will be borne by the Company. In addition to this solicitation by mail being made initially on or about March 15, 1994, officers and regular employees of the Company may make solicitations by telephone, telegraph, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc., to assist in the solicitation of proxies at an estimated cost of $4,000 including expenses, which will be paid by the Company.

     All stockholders unable to attend the meeting in person are urged to send in proxies to assure a good representation at the meeting. A proxy may be revoked at any time before it is voted by a writing filed with the Secretary of the Company, by a duly executed proxy bearing a later date or by voting in person at the meeting.

                     PROPOSAL (1) -- ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of not less than nine nor more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board. The directors are divided into three classes as nearly equal in number as possible with members of each class to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings. As a result, only one class of directors is to be elected at each Annual Meeting.

     The Board of Directors has fixed the number of directors at 15, and has selected the five nominees listed below for election to three-year terms expiring in 1997. Of the Company's ten directors remaining in office, the terms of five directors expire in 1995 and the terms of five directors expire in 1996.

     Each nominee is presently a director of the Company except Rudolph E. Luginbuhl.

     Unless otherwise directed, it is intended that the enclosed proxy will be voted for the election of Francis E. Baker, Harvey G. Moger, Warren C. Packard, William F. Emswiler, and Rudolph E. Luginbuhl. In case any nominee is unable or declines to serve, the persons named in the proxy may vote for some other person or persons. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not considered as voted in the election of directors. Thus, under Connecticut law such abstentions and non-votes have the effect of a vote against the election of the Board's nominees.

                                                                                          COMMON
                                                                                        STOCK OWNED
                                                                                        BENEFICIALLY
                                                                             DIRECTOR      AS OF
                                        PRINCIPAL OCCUPATION                  SINCE      MARCH 1,     PERCENT OF
        NAME          AGE                 AND DIRECTORSHIPS                    (1)         1994        CLASS(2)
- --------------------- ----  ---------------------------------------------    --------   -----------   ----------
                                                    CLASS I:
                        NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 1997

Francis E. Baker       64   President and Director, Andersen Group, Inc.       1973          125(3)      .01%
                            (electronic and medical manufacturing and
                            services); Director, Fresenius. USA.

William F. Emswiler    49   Vice President -- Finance and Chief Financial      1993          300         .01%
                            Officer, The Perkin-Elmer Corporation
                            (manufacturing); formerly Senior Vice
                            President and Chief Financial Officer,
                            Aquarion Company (water utility holding
                            company); Director, Silicon Valley Group,
                            Inc. (semi conductor equipment manufacturer);
                            Director, ETEC, Inc. (semi conductor
                            equipment manufacturer).

Rudolph E. Luginbuhl   65   Real Estate Agent with Gordon Realty Inc.;           --          100         .01%
                            Corporator of The Savings Bank of Rockville.

Harvey G. Moger        66   President, GBAJ Associates (diversified            1981        2,345         .08%
                            financial consulting services); Director,
                            Fleet Bank, N.A.; Director, Ensign Bickford
                            Realty Corporation.

Warren C. Packard      59   First Selectman, Town of Suffield; formerly        1991          150         .01%
                            President and Chief Executive Officer, The
                            Wiremold Company (manufacturing); Director,
                            The Wiremold Company.

                                                             CLASS II:
                                             DIRECTORS WHOSE TERMS CONTINUE UNTIL 1995

Marshall T.            51   President and Chief Executive Officer of the       1992        2,912(4)(5)   .10%
  Chiaraluce                Company.

William F. Guillaume   61   Vice President Engineering & Planning of the       1978        2,882(4)      .10%
                            Company; Director, Connwood Foresters, Inc.
                            (forestry service and management).

Marcia L. Hincks       58   Retired; formerly Vice President and Senior        1983          245         .01%
                            Counsel, Aetna Life & Casualty.

William C.             66   Retired; formerly President and Chief              1989          400         .01%
  Lichtenfels               Operating Officer, Emhart Corporation
                            (manufacturing).

Robert F. Neal         59   Senior Vice President -- Network Services,         1990          200         .01%
                            Southern New England Telecommunications
                            Company.

                                                                                          COMMON
                                                                                        STOCK OWNED
                                                                                        BENEFICIALLY
                                                                             DIRECTOR      AS OF
                                        PRINCIPAL OCCUPATION                  SINCE      MARCH 1,     PERCENT OF
        NAME          AGE                 AND DIRECTORSHIPS                    (1)         1994        CLASS(2)
- --------------------- ----  ---------------------------------------------    --------   -----------   ----------
                                                            CLASS III:
                                             DIRECTORS WHOSE TERMS CONTINUE UNTIL 1996

Harold E. Bigler, Jr.  62   Chairman, Bigler Investment Management             1983        1,000         .04%
                            Company, Inc.

Astrid T. Hanzalek     66   Consultant -- water resources and various          1985          598         .02%
                            public policy issues (self-employed);
                            formerly Connecticut State Representative.

Frederick E. Hennick   67   Retired; formerly President and Publisher,         1983          225         .01%
                            Naugatuck Daily News; Director, Naugatuck
                            Valley Savings and Loan, Inc.

Bertram L. Lenz        54   Vice President -- Finance and Accounting and       1983        1,749(4)      .06%
                            Treasurer of the Company.

Donald B. Wilbur       51   Plant Manager, Chesebrough-Pond's USA (health      1993          200         .01%
                            and beauty aids manufacturing); Director,
                            Middlesex Hospital.

- ---------------
(1) The Connecticut Water Company is a subsidiary of the Company. The affiliation of the Company (then Suburban Water Service, Inc.) and The Connecticut Water Company was effected on April 10, 1975. Prior to the affiliation, Mr. Baker was a director of The Connecticut Water Company. The Company's Board of Directors and the Board of Directors of The Connecticut Water Company are now identical.
(2) The percentages have been rounded to the nearest one hundredth of one percent. As of March 1, 1994, executive officers and directors of the Company as a group owned 12,263 shares (4.4%) of the Common Stock of the Company. No directors or officers own any shares of the Company's Cumulative Preferred Stock.
(3) All 125 shares are owned by Mr. Baker's wife.
(4) Includes shares actually earned by the officer under the Company's 1993 Performance Stock Program and awarded under the 1994 Performance Stock Program.
(5) Includes 115 shares owned by Mr. Chiaraluce's daughter.

     With the exception of Mr. Hennick who retired from the Naugatuck Daily News in 1988, Mr. Lichtenfels who retired from Emhart Corporation in 1989, Mr. Packard who retired from the Wiremold Company in 1991, Mr. Emswiler who was Vice President and Chief Financial Officer of Aquarion Company from 1989 until assuming his present position in May, 1992, Mr. Chiaraluce who was Chief Operating Officer of South Central Connecticut Regional Water Authority from 1981 until his election as President of the Company, effective January 1, 1992, and Mrs. Hincks who retired from Aetna Life & Casualty in 1993, each of the nominees listed above has had the same employment for more than the past five years either in the position or positions indicated or in other similar or executive capacities with the same company or a predecessor thereof.

     The Company's Board of Directors met five times during 1993. In addition, the Company has a number of standing committees, including an Audit Committee, a Compensation Committee, and a Committee on Directors, which meet periodically during the year. The Audit Committee, composed of Mmes. Hincks and Hanzalek and Messrs. Moger, Wallace and Packard, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company and recommends annually the appointment of independent auditors for the coming year. The Committee met three times during 1993. The Compensation Committee, composed of Ms. Hincks and Messrs. Lichtenfels, Neal, Wallace and Wilbur, establishes compensation levels for officers of The Connecticut Water Company and makes recommendations to the full Board regarding officer succession. The Committee met once during 1993. The Committee on Directors, consisting of Messrs. Baker, Hennick, Lichtenfels and Wallace, recommends candidates for nomination as directors to the Board. The Committee met twice in 1993. All of the Company's directors attended at least 75% of the aggregate number of meetings in 1993 of the Board and committees on which they serve except Mr. Francis E. Baker.

     Pursuant to the Company's Bylaws, nominations for directors may be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a stockholder shall be made only if such stockholder has given proper and timely notice in writing of such stockholder's intent to make such nomination to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and
(ii) with respect to an election to be held at a special meeting of stockholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to stockholders. Each such notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company's books, of the stockholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the stockholder; (d) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (f) such other information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any such notice of nominations for consideration at the 1995 Annual Meeting must be received by the Company's Secretary by the close of business on December 16, 1994.

REPORTS UNDER SECTION 16

     Under Section 16 of the Securities Exchange Act of 1934, directors, officers, and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. To the Company's knowledge, based solely on its review of copies of such reports filed with the Company and written representations to the Company that no other reports were required, all said Section 16 filing requirements were complied with on a timely basis during 1993.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following tabulation sets forth the total compensation paid by the Company and The Connecticut Water Company during 1993, 1992, and 1991 to the most highly compensated executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 1993. The Company has no employees. All officers are employees of The Connecticut Water Company and all compensation is paid by The Connecticut Water Company.

                                                                                 LONG TERM COMPENSATION
                                                                                 ----------------------
                                                                                         AWARDS
                                                                                 ----------------------
                                                   ANNUAL COMPENSATION                 RESTRICTED
                                                  ----------------------                 STOCK
       NAME AND PRINCIPAL POSITION                YEAR         SALARY($)              AWARDS($)(1)
- ------------------------------------------        ----         ---------         ----------------------
Marshall T. Chiaraluce,
President and Chief Executive Officer             1993          170,250                  30,044
                                                  1992          164,200                  12,920
                                                  1991               --(2)                   --
William F. Guillaume,
V.P. Engineering and Planning                     1993          121,600                  16,408
                                                  1992          117,500                   7,060
                                                  1991          113,000                      --
Bertram L. Lenz,
V.P. Finance and Accounting and Treasurer         1993          117,500                  16,408
                                                  1992          117,500                   7,060
                                                  1991          113,000                      --
William C. Stewart,
Chairman of the Board                             1993          102,990(3)(4)                --
                                                  1992          205,980(4)                   --
                                                  1991          201,060(4)                   --

- ---------------
(1) The values shown are the aggregate values at the time of the award for the following shares allocated to the above officers under the Company's Performance Stock Program: 1,073, 586 and 586 shares, allocated to Messrs. Chiaraluce, Guillaume and Lenz, respectively. As of December 31, 1993, these shares had a value of $30,044, $16,408 and $16,408, respectively. Dividends are paid on the above stock at the rate paid to all stockholders. The number of such shares of restricted stock actually received by Messrs. Chiaraluce, Guillaume and Lenz, based upon actual attainment of 1993 performance criteria, were 483, 337, and 313, respectively.

(2) Mr. Chiaraluce was Chief Operating Officer of South Central Connecticut Regional Water Authority from 1981 until his election as President of the Company effective January 1, 1992.

(3) Mr. Stewart was Chief Executive Officer of the Company until his retirement effective July 1, 1993.

(4) Includes monies received in lieu of contribution under the Company's pension plan.

RETIREMENT BENEFITS

     Officers and employees of the Company and The Connecticut Water Company are entitled to receive retirement benefits under a pension plan, and executive officers are entitled to receive benefits under supplemental executive retirement agreements, which provide for defined benefits in the event of retirement at a specified age and after a specified number of years of service based on final average compensation. Examples of annual full straight life annuity allowances payable under the pension plan and supplemental agreements to employees and executive officers are set forth in the following table. As of December 31, 1993, the estimated credited years of service for Messrs. Chiaraluce, Guillaume, and Lenz are 2, 29, and 15, respectively. The table assumes retirement occurs at age 65 which for Messrs. Chiaraluce, Guillaume and Lenz would occur with 16, 33 and 26 years, respectively, of credited service. Final average compensation is the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months.

   HIGHEST AVERAGE
 ANNUAL COMPENSATION                                  YEARS OF SERVICE*
      DURING 60           -------------------------------------------------------------------------
 CONSECUTIVE MONTHS          5            10           20           25           30           35
                          --------     --------     --------     --------     --------     --------
      $100,000            $ 60,000     $ 60,000     $ 60,000     $ 60,000     $ 60,000     $ 60,000
      $125,000            $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 75,000
      $150,000            $ 90,000     $ 90,000     $ 90,000     $ 90,000     $ 90,000     $ 90,000
      $175,000            $105,000     $105,000     $105,000     $105,000     $105,000     $105,000
      $200,000            $120,000     $120,000     $120,000     $120,000     $120,000     $120,000

- ---------------
* In the case of Mr. Chiaraluce, the amounts shown in the foregoing table are reduced by benefits payable under the retirement plan of a prior employer. Further, prior to his completion of five years of service with The Connecticut Water Company, at which time he would become vested in The Connecticut Water Company's retirement plan, Mr. Chiaraluce's supplemental executive retirement agreement provides that he is entitled to an annual benefit based upon a percentage of his average earnings and years of service, including years served with a prior employer. As of December 31, 1993, Mr. Chiaraluce would be entitled to an annual benefit of $5,577 under the foregoing formula were he to have terminated employment as of that date.

     The Connecticut Water Company has entered into a non-qualified supplemental executive retirement agreement with Mr. Stewart. Mr. Stewart's benefit is derived from a credit of $30,000 each July 1 beginning July 1, 1991 and continuing through July 1, 1998 to a bookkeeping account established in his name, and interest in the amount of 8% per annum is credited on the amount credited to such account as of the preceding July 1st. The total amount credited to the account as of July 1, 1998 will be converted to and paid in the form of an equivalent annuity benefit on a joint and survivor basis if he is then married or on a single life basis if he is then unmarried. If Mr. Stewart should die prior to July 1, 1998, his estate receives the amount then credited to the account.

     The Connecticut Water Company has established a trust, which for federal income tax purposes is taxed as a grantor trust, to which the Company may elect to contribute amounts to meet its obligations to employees with whom it has entered into supplemental executive retirement agreements described above. As of the date of this Proxy Statement, the Company has contributed $90,000 to this trust to provide for its obligations under Mr. Stewart's supplemental executive retirement agreement.

DIRECTOR COMPENSATION

     Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Directors of the Company receive $250 for each regular meeting of the Board of Directors of the Company and $350 for each special Board meeting and each committee meeting of the Company which they attend. In addition, Directors receive an annual retainer of $3,200, $450 for each regular or special meeting of the Board of Directors, and $350 for each committee meeting, of The Connecticut Water Company which they attend. Directors who are salaried officers receive compensation for serving as directors. These amounts have been included in the Summary Compensation Table on Page 5. Directors who are not officers are not entitled to retirement benefits from the Company or The Connecticut Water Company.

     Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited monthly to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 1993, four Directors elected to participate in the Plan.

                         COMPENSATION COMMITTEE REPORT

     The Committee is responsible for making recommendations to the Board on executive compensation and administering the Company's Performance Stock Program (the "Program").

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's executive compensation plan is designed to align executive compensation with the Company's and/or The Connecticut Water Company's strategic business planning which includes management initiatives and business financial performance. Through this process the Committee has established a program to:

     - Attract and retain key executives critical to the long-term success of the Company.

     - Reward executives for the accomplishment of strategic goals and the enhancement of stockholder value.

     - Integrate compensation programs with both The Connecticut Water Company's annual performance review and the Company's and/or The Connecticut Water Company's strategic planning and measuring processes.

     - Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

EXECUTIVE COMPENSATION PROGRAM

     The total compensation program consists of both cash and equity based compensation. The annual compensation consists of a base salary and any Common Stock awarded through the Program. The Committee determines a salary range and a level of salary for executive officers. The Committee determines the salary or salary range based upon competitive norms from annual studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance.

     Additional incentives are provided through the Program(1). The Committee reviews and approves the participation of executive officers of The Connecticut Water Company under the Program. The Committee also approves the award value each year as a percentage of base salary and the basis for judging performance over the following year. Awards are currently based on whether the Company and/or The Connecticut Water Company has met certain goals based on objective performance criteria and attainment by participants of individual goals. The Committee determines what these criteria and goals are each year. The criteria for the 1993 awards were based on the Company's return on equity, The Connecticut Water Company's customer value rating and water quality measures, other financial and service measures and specific individual performance goals. The Committee has approved and implemented an award program for 1994 based upon similar criteria and goals.

     Executive officers may also participate in the Company's Savings and Investment Plan (401K Plan) and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee determined the compensation for 1993 of Mr. Chiaraluce, the Chief Executive Officer ("CEO"), based upon a number of factors and criteria, including a review of the salaries of Chief Executive Officers for similar companies of comparable size and capitalization and a review by the Committee of the CEO's performance. The Committee approved the CEO's participation in the Program for 1993. Based upon Mr. Chiaraluce's meeting less than 100% of his individual and corporate goals in 1993, Mr. Chiaraluce actually received 483 of the 1,073 shares of the Company's Common Stock allocated to him in 1993 under the Program.

- ---------------
(1) The Program provides for an aggregate maximum of up to 50,000 shares of Common Stock of the Company to be issued as awards of restricted stock to eligible employees. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a stockholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period.

                             COMPENSATION COMMITTEE

                        William C. Lichtenfels, Chairman
                                Marcia L. Hincks
                                 Robert F. Neal
                                 Floyd Wallace
                                Donald B. Wilbur

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return for each of the years 1988-1993 on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total stockholder return of companies on the Standard & Poor's 500 Stock Index and the Edward D. Jones & Company Water Utility Index.

                                  Connecticut                     E.D. Jones
      Measurement Period          Water Ser-      Standard &     Water Utili-
    (Fiscal Year Covered)         vice, Inc.      Poor's 500         ties
1988                                    100.00          100.00          100.00
1989                                    116.85          131.60          107.56
1990                                    119.30          127.52           99.39
1991                                    161.10          166.29          138.37
1992                                    188.11          178.92          151.40
1993                                    214.65          197.00          173.67

                  BENEFICIAL SHAREHOLDINGS OF CERTAIN PERSONS

     The Company does not know of any beneficial owner of more than 5% of its Common Stock or of its $.90 Cumulative Preferred Stock, $16 par value. The Company does not know of any beneficial owner of more than 5% of its Cumulative Preferred Stock -- Series A, $20 par value, except as follows:

                                                                  AMOUNT
                                        NAME AND               BENEFICIALLY        PERCENT
                                       ADDRESS OF               OWNED AS OF          OF
       TITLE OF CLASS               BENEFICIAL OWNER         DECEMBER 31, 1993      CLASS
- ----------------------------    -------------------------    -----------------     -------
Cumulative Preferred            William Neal MacKenzie             1,850             12.3%
  Stock --                      222 North Main Street
  Series A, $20 par value       Wallingford, CT 06492

                                Herbert I. Johnson                   900              6.0%
                                and Annabelle C. Johnson
                                35 Carter Street
                                Bolton, CT 06040

                                Dorothy L. Bach                      825              5.5%
                                55 Mountain Spring Road
                                Tolland, CT 06084

                              CERTAIN TRANSACTIONS

     During the year 1993, the law firm of Day, Berry & Howard, of which Michael
F. Halloran, Assistant Secretary of the Company and The Connecticut Water Company, is a partner, performed certain legal services for the Company and The Connecticut Water Company. The Company believes that the charges made by said firm for legal services were not more than others would have charged for similar services.

     In July 1993, Mr. Luginbuhl acted as real estate agent in a land sale transaction with the Company. The land, which was owned by Mr. Luginbuhl's nephew, was sold to the Company. In connection with this transaction, a sales commission was paid to Gordon Realty, Inc. and Mr. Luginbuhl received one-half of this commission. The Company believes that the purchase price paid for the land and the commission paid by the Company, were not more than would have been paid to others in a similar transaction.

                      PROPOSAL (2) -- ELECTION OF AUDITORS

     Arthur Andersen & Company served as independent auditors for the Company and its subsidiary, The Connecticut Water Company, for the fiscal year ending December 31, 1993. One or more representatives of Arthur Andersen & Company will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     It is intended that unless otherwise specified, proxies will be voted in favor of the appointment of Arthur Andersen & Company, independent public accountants, of Hartford, Connecticut, as independent auditors for the Company for the fiscal year ending December 31, 1994. The Company's Audit Committee has recommended that Arthur Andersen & Company be so appointed. Arthur Andersen and Company has no direct or indirect financial interest in the Company. The favorable vote of a majority of the shares of Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, represented at the meeting is required for such approval.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL (2).

                               OTHER MATTERS (3)

     The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

                             STOCKHOLDER PROPOSALS

     For business to be properly brought before an annual meeting by a stockholder, the business must be an appropriate matter to be acted upon by the stockholders at an annual meeting and the stockholder must have given proper and timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than the close of business of a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

     Stockholder proposals intended to be presented at the Annual Meeting of Stockholders in 1995 must be received by the Company not later than December 16, 1994 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1995 Annual Meeting of Stockholders.

                                                 Vincent F. Susco, Jr.
                                                       Secretary

March 15, 1994

     THE COMPANY IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND IN ACCORDANCE THEREWITH FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL FURNISH A COPY OF THE 1993 ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR ADDRESSED TO: SECRETARY, CONNECTICUT WATER SERVICE, INC., 93 WEST MAIN STREET, CLINTON, CONNECTICUT, 06413.

/X/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE
                                                        With-    For All
                                                For     hold     Except
    1.) For election of all Directors,          / /     / /       / /
        mark "For".

                       F. BAKER, H. MOGER, W. PACKARD,
                          W. EMSWILER, R. LUGINBUHL

    If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

         RECORD DATE SHARES:



                              REGISTRATION



    Please be sure to sign and date this Proxy.    Date
                                                       ---------------------


    ----------------------------       -------------------------------------
    Shareholder sign here              Co-owner sign here


    2.) Appointment of Arthur Anderson & Co.    For     Against    Abstain
        as independent Auditors.                / /       / /        / /

    3.) In their discretion the proxies are     For     Against    Abstain
        authorized to vote upon such other      / /       / /        / /
        business as may properly come before
        the meeting.

             Mark box at right if comments or address change         / /
             have been noted on the reverse side of this card.

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  DETACH CARD

                     CONNECTICUT WATER SERVICE, INC.

    Dear Stockholder:

    Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

    Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

    Your vote must be received prior to the Annual Meeting of Stockholders, April 22, 1994.

    Thank you in advance for your prompt consideration of these matters.

    Sincerely,



    Connecticut Water Service, Inc.

                         CONNECTICUT WATER SERVICE, INC
                                 COMMON STOCK

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING APRIL 22, 1994

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints William F. Guillaume, Bertram L. Lenz and Marshall T. Chiaraluce or any of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and affect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at it's general offices at 93 West Main St., Clinton, Connecticut, on April 22, 1994, at 2 p.m., and any adjustments thereof.

When properly executed, this proxy will be voted in the manner directed, herein by the undersigned stockholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposal (2).

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

           PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                      PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a coroporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

- -----------------------------------------   -----------------------------------

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- -----------------------------------------   -----------------------------------

/x/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE
                                                           With-    For All
    1.) For election of all Directors,             For     hold     Except
        mark "For".                                / /     / /        / /

                       F. BAKER, H. MOGER, W. PACKARD,
                         W. EMSWILER, R. LUGINBUHL

    If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

        RECORD DATE SHARES:


                               REGISTRATION


    Please be sure to sign and date this Proxy.    Date
                                                       -----------------------

    -------------------------------------------  -----------------------------
    Shareholder sign here                        Co-owner sign here

    2.) Appointment of Arthur Anderson & Co.       For     Against    Abstain
        as independent Auditors.                   / /       / /        / /

    3.) In their discretion the proxies are        For     Against    Abstain
        authorized to vote upon such other         / /       / /        / /
        business as may properly come before
        the meeting.



                      Mark box at right if comments or address change   / /
                      have been noted on the reverse side of this card.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH CARD
                           CONNECTICUT WATER SERVICE, INC.

  Dear Stockholder:

  Please take note of the important information enclosed with this Proxy
  Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

  Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

  Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

  Your vote must be received prior to the Annual Meeting of Stockholders, April 22, 1994.

  Thank you in advance for your prompt consideration of these matters.

  Sincerely,



  Connecticut Water Service, Inc.

                          CONNECTICUT WATER SERVICE, INC
                     CUMULATIVE PREFERRED STOCK -- SERIES A
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 22, 1994

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints William F. Guillaume, Bertram L. Lenz and Marshall T. Chiaraluce or any of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and affect as the undersigned, all shares of the Company's Cumulative Preferred Stock-Series A, $20 par value, standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at its general offices at 93 West Main Street, Clinton, Connecticut, on April 22, 1994, at 2 p.m., and any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed, herein by the undersigned stockholder. If no direction is made, this proxy will grant authority for all Nominees for Director and will be voted "FOR" Proposal (2).

             PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                        PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

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